Exhibit 16 to Form 8-K



December 18, 2001



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of Form 8-K dated December 18, 2001, of Heartland Technolgy, Inc. and are in agreement with the statements contained in paragraph (a) on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                               By: /s/ Ernst & Young LLP
                                               -------------------------
                                                   Ernst & Young LLP




                                       1